EXHIBIT 10.1

[Execution Version]

AMENDMENT NO. 1

This Amendment No. 1 dated as of October 22, 2004 (“Agreement”) is among Landry’s Restaurants, Inc., a Delaware corporation (“Borrower”), the lenders from time to time party to the Credit Agreement described below (“Lenders”), and Bank of America, N.A., as administrative agent for the Lenders (“Administrative Agent”) under the Credit Agreement.

INTRODUCTION

A. The Borrower, the Administrative Agent, and the Lenders are parties to the Second Amended and Restated Credit Agreement dated as of October 14, 2003 (the “Credit Agreement”).

B. The Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement to (i) increase the aggregate amount of permitted dividends and capital stock repurchases under Section 7.07(b) of the Credit Agreement, and (ii) increase the amount by which the required minimum Consolidated Net Worth may be reduced under Section 7.14(a)(iv) for decreases in Consolidated Net Worth due to stock repurchases.

C. Additionally, the Borrower wishes to exercise its right under Section 2.13 of the Credit Agreement to increase the aggregate Commitments under the Credit Agreement to $225,000,000.

D. Subject to the terms hereof, the Lenders party to this Agreement agree to the amendments and other terms contained herein.

THEREFORE, the Borrower, the Administrative Agent, and the Lenders hereby agree as follows:

Section 1. Definitions. Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

Section 2. Notice of Exercise of Accordion. Pursuant to Section 2.13 of the Credit Agreement, the Borrower hereby gives the Administrative Agent notice, and the Administrative Agent hereby waives the requirement that such notice be given five Business Days in advance, that it intends to increase the Commitments of each Lender listed on Exhibit A hereto in the amount indicated for such Lender on Exhibit A, effective upon the later of (a) the date of this Agreement and (b) the date the Administrative Agent receives from each such Lender a Commitment Increase Agreement pursuant to which it increases its Commitment in accordance with Section 2.13 of the Credit Agreement.

Section 3. Amendments. The Credit Agreement shall be amended as follows:

(a) Section 7.07(b) shall be amended to read in its entirety as follows:

(b) Borrower may repurchase shares of its own capital stock and may declare dividends on shares of its capital stock in excess of the amounts permitted by clause (a) above; provided, however, that no such repurchase or excess dividend shall be made unless, after giving effect thereto, the aggregate amount of all such stock repurchases and excess dividends made over the term of this Agreement is less than or equal to $85,000,000 (without giving effect to purchases contemplated in Section 2.06(d) hereof).

(b) Section 7.14(a)(iv) shall be amended to read in its entirety as follows:

(iv) up to $50,000,000.00 of any reduction in Consolidated Net Worth made due to repurchases by the Borrower of the Borrower’s common stock during the term of this Agreement.

(c) In connection with and upon the effectiveness of the Commitment increases described in Section 2 of this Agreement, Schedule 2.01 to the Credit Agreement shall be replaced in its entirety by Schedule 2.01 to this Agreement.

Section 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement;

(b) (i) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c) as of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.

Section 5. Effectiveness. This Agreement shall become effective as of the date of this Agreement, and the Credit Agreement shall be amended as provided in this Agreement, upon the occurrence of the following conditions precedent:

(a) the Borrower shall have delivered duly and validly executed originals of this Agreement to the Administrative Agent, and the Requisite Lenders and the Administrative Agent shall have executed and delivered this Agreement;

(b) the representations and warranties in this Agreement shall be true and correct in all material respects;

(c) the Administrative Agent shall have received a duly executed reaffirmation of each Guaranty by a Subsidiary of the Borrower in form and substance satisfactory to the Administrative Agent;

(d) the Borrower shall have paid to the Administrative Agent and the Arranger the fees and expenses payable to them pursuant to any written agreement between the Borrower, the Administrative Agent, and the Arranger; and

(e) the Borrower shall have paid to each Lender which executes this Agreement on or prior to October 22, 2004 an amendment fee of $5,000.

Section 6. Effect on Loan Documents.

(a) Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

(b) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Loan Documents.

Section 7. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

LANDRY’S RESTAURANTS, INC.

By:
Name:
Title:

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:

LENDERS:

BANK OF AMERICA, N.A.

By:
Name:
Title:

FLEET NATIONAL BANK

By:
Name:
Title:

SUNTRUST BANK

By:
Name:
Title:

SCOTIABANC INC.

By:
Name:
Title:

BRANCH BANKING AND TRUST COMPANY

By:
Name:
Title:

GUARANTY BANK

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

BANK ONE, NA (MAIN OFFICE CHICAGO)

By:
Name:
Title:

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:
Name:
Title:

SOUTHTRUST BANK

By:
Name:
Title:

SOUTHWEST BANK OF TEXAS, N.A.

By:
Name:
Title:

UBS AG, CAYMAN ISLANDS BRANCH

By:
Name:
Title:

HIBERNIA NATIONAL BANK, successor by merger of Coastal Banc, ssb

By:
Name:
Title:

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